UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[ ]	Definitive Information Statement

Helmer Directional Drilling Corp.

(Name of Registrant as Specified in Its Charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-53675	11759 Crystal Avenue Chino, CA 91710	20-5567127
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No)

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HELMER DIRECTIONAL DRILLING CORP.

11759 CRYSTAL AVENUE

CHINO, CA 91710

Notice of Action by Written Consent

of a

Majority of the Outstanding Common Shares

taken as of January 7, 2013

To the Holders of Common Stock of Helmer Directional Drilling Corp.:

Helmer Directional Drilling Corp. (“we” “us” “our” or “Company”) hereby gives notice to its stockholders that the holders of a majority of the Company’s outstanding shares of common stock, have taken action by written consent to:

1.           Approve the amendment to the Company’s Articles of Incorporation to change the name of the Company from Helmer Directional Drilling Corporation to Excelsior Gold & Metals, Inc.

2.           Approve the amendment to the Company’s Articles of Incorporation to increase the common shares to 700,000,000.

The stockholders have approved the corporate actions in lieu of a special meeting pursuant to Section 78.320 of the Nevada Revised Statues “NRS”, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained.  This information statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”), and the rules thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.

This action has been approved by our Board of Directors and the holders of more than a majority of the Company’s common shares outstanding.  Only stockholders of record at the close of business on January 10, 2012 are being given Notice of the Action by Written Consent.  The Company is not soliciting proxies.

By Order of the Board of Directors of

HELMER DIRECTIONAL DRILLING CORP.

/s/ Georgette M. Wansor

Chief Executive Officer

Chino, CA

January 7, 2013

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

HELMER DIRECTIONAL DRILLING CORP.

11759 CRYSTAL AVENUE

CHINO, CA 91710

INFORMATION STATEMENT

(Preliminary)

January 7, 2013

GENERAL INFORMATION

ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Helmer Directional Drilling Corp., a Nevada corporation (the “Company”) to notify the Stockholders of the following information regarding, and a description of an action which was taken by written consent in lieu of a special meeting of Stockholders by the holders of a majority of our common stock on January 7, 2013, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act:

1.

On or about January 7, 2013, the Company received written consents in lieu of a meeting of holder of 59.5% of the outstanding shares of our common stock. This represents approximately 155,466,645 of the shares of the 261,466,723 total issued and outstanding shares of common stock of the Company (the “Majority Stockholder”), authorizing the Company to amend our Articles of Incorporation to change the name of the Company from “Helmer Directional Drilling Corp.” to “Excelsior Gold & Metals, Inc.” and increase the common shares to 700,000,000. A copy of the Certificate of Amendment is attached to the Information Statement as Appendix A.

2.

On January 7, 2013, the Board of Directors of the Company approved the above-mentioned action, subject to Stockholder approval. The Majority Stockholders approved the action by written consent in lieu of a meeting on January 7, 2013, in accordance with Section 78.320 of the Nevada Revised Statutes, as amended (the “NRS”).  Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Stockholders owning of record more than 59.5% of our outstanding voting securities has irrevocably consented to the amendment of Articles of Incorporation to change the Company’s name to Excelsior Gold & Metals, Inc. and to increase the authorized common shares.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

This Information Statement is being mailed on or about January 17, 2013 to stockholders of record on January 10, 2013 (the “Record Date”).  This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the adoption of stock option plan, or the proposed name change, and is not entitled to appraisal of or payment for their shares of our stock.

CORPORATE ACTIONS

ITEM 1

AMENDMENT TO ARTICLES OF INCORPORATION

TO CHANGE NAME TO EXCELSIOR GOLD & METALS, INC.

On January 7, 2013 the action to amend the Company’s Articles of Incorporation to change the Company’s name from Helmer Directional Drilling Corp. to Excelsior Gold & Metals, Inc., (the “Amendment”) was approved by written consent of the holder representing approximately 59.5% of the outstanding voting securities of the Company.

On January 7, 2013, the Board of Directors of the Company approved the Amendment.  The Amendment to be filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

The approval of the Amendment requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On January 7, 2013, the action to approve the Amendment was approved by written consent of the holder representing approximately 59.5% of the outstanding voting securities of the Company.  As such, no vote or future action of the stockholders of the Company is required to approve the Amendment.  You are hereby being provided with notice of the approval of the Amendment.

ITEM 2

AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED COMMON SHARES TO 700,000,000

On January 7, 2013, the action to amend the Company’s Articles of Incorporation to increase the authorized common shares to 700,000,000 was approved by written consent of the holder representing approximately 59.5% of the outstanding voting securities of the Company.

On January 7, 2013, the Board of Directors of the Company approved the Amendment.  The Amendment to be filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

PURPOSE OF INCREASE OF AUTHORIZED SHARES

The Board of Directors approved the Amendment to further the Company’s best interest to have additional authorized but unissued shares of common shares available in order to provide (a) flexibility for future corporate action; (b) raise additional capital by issuing additional shares of Common Stock or granting warrants for the future purchase of Common Stock; (c) the need to grant additional options to purchase Common Stock to attract qualified employees and consultants; and (d) the need to issue additional shares of common stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, is desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in amending the Articles of Incorporation.  The Company intends to assess its need to issue securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.  The Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

On December 13, 2012, the Company into a  letter of intent (“LOI”) with the Excelsior Gold Corp. (“Excelsior”), a Utah corporation, under which the Company and Excelsior will engage in a share exchange transaction (the “Share Exchange”). Under the terms of the LOI: (1) the Company shall acquire 100% of the issued and outstanding equity securities of Excelsior; (2) the Company shall issue shares of its common stock to the shareholders of Excelsior in an amount equal to 74% of the issued and outstanding shares of the Company on a fully diluted basis.  As a result, shareholders will suffer dilution to their ownership of the Company at the time of the issuance of the securities. No additional corporate action is needed to issue any additional securities.  The Company may even issue securities as a defensive mechanism in order to attempt to stop a hostile take over by another company; there is no plan to do this at this time.

EFFECTIVE DATE OF AMENDMENT

The Amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation.  We intend to file the Certificate of Amendment twenty-one days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF HELMER DIRECTIONAL DRILLING CORP.

The change in the name of Helmer Directional Drilling Corp. to Excelsior Gold & Metals, Inc. will be reflected in its stock records by book-entry in Helmer Directional Drilling Corp.’s books.  For those shareholders that hold physical certificates, please do not destroy or send to Helmer Directional Drilling Corp. your common stock certificates.  Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

There will be no other effect on your rights or interest in shares of the Company that you hold.  There are no material US Federal Income Tax consequence to either the Company or its shareholders from the Amendment.

VOTING SECURITIES

The Company’s authorized capital consisted of 300,000,000 shares of Common Stock, $0.001 par value, and 25,000,000 shares of Preferred Stock, $0.001 par value.  There are currently 261,466,723 common shares outstanding.  No preferred shares are outstanding.

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock.  Subject to preferences applicable to any outstanding preferred stock, if any, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of Helmer Directional Drilling Corp., the holders of Common Stock are entitled to share ratably all assets remaining after payment of liabilities and the liquidation preference of any preferred stock, if any. Holders of Common Stock have no preemptive or subscription rights, and there are no redemption or conversion rights with respect to such shares.

In the event of any liquidation, dissolution or winding up of Helmer Directional Drilling Corp. the assets of Helmer Directional Drilling Corp. available for distribution to shareholders will be distributed among the holders of preferred stock, if any, and the holders of any other class of equity securities of Helmer Directional Drilling Corp., including its common stock, pro rata, on an as-converted-to-common-stock basis, after the payment to the holders of Helmer Directional Drilling Corp. Common Stock of a di minimus par value amount.

DIRECTORS AND EXECUTIVE OFFICERS

The following lists the name, age and business experience of each of the Helmer Directional Drilling Corp. directors and executive officers.

Name	Age	Position
Georgette M. Wansor	59	Chief Executive Officer, President, Secretary, Treasurer and Director

Georgette M. Wansor, 58 years of age, Chief Executive Officer, President, Secretary, Treasurer and Director.

Ms. Mathers is a corporate paralegal and has worked in the legal profession for over 20 years

Director Compensation.  Directors are reimbursed for expenses incurred by attending Board of Directors’ meetings.  They are not currently paid any other compensation for their services on the Board.  The Company has entered into indemnification agreement with the director.

DISCLOSURES

The Company is not aware of any current substantial interest, direct or indirect, by security holdings or otherwise, of: i) any of the Company’s current or prior officers or directors, ii) any nominee for election as a director of the Company, or iii) any associate of the persons mentioned in subsections i) and ii) above.

The Company’s sole director has voted in favor of the actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the Company’s common stock beneficially owned on January 7, 2013, for (i) each stockholder known to be the beneficial owner of 5% or more of Company’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of January 7, 2013, the Company has 261,466,723 shares of common stock outstanding.

Name of Beneficial Owner	Amount	Percent
Georgette M. Wansor	155,466,645	59.5%

All Executive Officers and Directors As a Group (1 persons)	155,466,645	59.5%

Westor Capital Group, Inc.	60,000,003	22.947%
Garden State Resources NJ, LLC	20,000,001	7.649%
Day Family Trust	16,324,990	6.244%

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered.  In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 11759 Crystal Avenue, Chino, CA 91710.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 11759 Crystal Avenue, Chino, CA 91710, telephone: (951) 500-8583.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Georgette M. Wansor
Georgette M. Wansor
Chief Executive Officer, President, Secretary, Treasurer

EXHIBIT A

Amended Articles of Incorporation